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                                                                    EXHIBIT 23.3


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


The Board of Directors
Taconic Technology Corp.


We consent to the use of our reports included on page F-88 herein and to the reference to our firm under the heading "Experts" in Amendment No. 1 to the Form S-4 Registration Statement filed by Avalon Cable of Michigan LLC, Avalon Cable of New England LLC, Avalon Cable Finance, Inc., Avalon Cable of Michigan, Inc.


/s/ KPMG LLP
Albany, New York
May 28, 1999